       Fixed Overview Report: CSFB 05-11 Prelim Grp 4

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Summary of Loans in Statistical Calculation Pool		Range
(As of 11/14/2005)
Total Number of Loans	295
Total Outstanding Balance	$52,523,437
Average Loan Balance	$178,046	$42,244 to $359,600
Escrow Balance %	0.37%
WA Mortgage Rate	7.545%	7.250% to 10.000%
WA Original Term (months)	360	240 to 360
WA Remaining Term (months)	358	237 to 360
WA Age (months)	2	0 to 10
WA LTV	80.41%	29.07% to 95.00%
WA CLTV	93.68%	29.07% to 100.00%
WA FICO	676	620 to 833
Balloon	0.82%
California North	1.33%
California South (ZIP : 90000 - 93600)	1.02%
Size (% of pool) Jumbo/Super-Jumbo	0.00%
Conforming (Size=C)	100.00%
Secured by (% of pool) 1st Liens	100.00%
2st Liens	0.00%
Prepayment Penalty (% of all loans)	59.76%

Top 10 States	Top 10 Prop	Doc Types	Provided Doc	Purpose Codes	Occ Codes	Orig PP Term	IO Loans
VA 20.47%	SFR 61.42%	FL/AL 4.86%	56.16%	P 77.95%	P 100.00%	36 51.71%	0 69.42%
FL 15.90%	PUD 26.86%	SS 14.76%	NIV 12.41%	CO 16.89%		0 40.24%	120 30.29%
MD 14.90%	CO 7.46%	NAV/NIV 36.64%	NINA 8.09%	RT 5.16%		12 3.99%	84 0.29%
NY 5.76%	TH 3.31%	NR 11.07%	NO RAT 5.80%			6 2.16%
NJ 5.60%	CP 0.96%	ND 32.67%	STATED 3.74%			24 1.72%
AZ 4.15%			*NINA 2.99%			60 0.18%
PA 3.75%			Full Docu 1.89%
TX 3.72%			Full Doc 1.30%
SC 2.70%			*SIVA 0.94%
NV 2.67%			Stated ( 0.87%

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The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV

All	52,523,437.04	295	100.00	178,045.55	7.25	10.00	7.54	7.28	358	2	676	80

orig_balance
0 =< ... < 100000.01	4,677,358.96	60	8.91	77,955.98	7.25	10.00	7.70	7.42	354	2	679	80
100000.01 =< ... < 200000.01	17,932,629.88	123	34.14	145,793.74	7.25	8.75	7.60	7.33	358	2	682	81
200000.01 =< ... < 300000.01	21,065,351.20	85	40.11	247,827.66	7.25	8.38	7.49	7.24	358	2	678	80
300000.01 =< ... < 400000.01	8,848,097.00	27	16.85	327,707.30	7.25	8.50	7.48	7.21	358	2	658	80

Sched_Balance
0 =< ... < 100000.01	4,677,358.96	60	8.91	77,955.98	7.25	10.00	7.70	7.42	354	2	679	80
100000.01 =< ... < 200000.01	17,932,629.88	123	34.14	145,793.74	7.25	8.75	7.60	7.33	358	2	682	81
200000.01 =< ... < 300000.01	21,065,351.20	85	40.11	247,827.66	7.25	8.38	7.49	7.24	358	2	678	80
300000.01 =< ... < 400000.01	8,848,097.00	27	16.85	327,707.30	7.25	8.50	7.48	7.21	358	2	658	80

state TOP 10
VA	10,749,203.77	47	20.47	228,706.46	7.25	7.88	7.47	7.22	358	2	668	80
Other	10,711,447.95	76	20.39	140,940.10	7.25	8.75	7.58	7.30	358	2	680	81
FL	8,352,100.00	47	15.90	177,704.26	7.25	8.50	7.57	7.31	358	2	681	80
MD	7,825,939.70	33	14.90	237,149.69	7.25	8.75	7.49	7.23	358	2	668	81
NY	3,023,126.35	13	5.76	232,548.18	7.25	8.38	7.48	7.23	358	2	685	81
NJ	2,940,426.24	17	5.60	172,966.25	7.25	8.50	7.66	7.41	359	1	676	80
AZ	2,177,407.00	13	4.15	167,492.85	7.25	8.25	7.57	7.32	359	1	666	80
PA	1,967,168.49	16	3.75	122,948.03	7.25	10.00	7.64	7.36	349	2	698	83
TX	1,955,209.41	15	3.72	130,347.29	7.25	8.63	7.64	7.39	358	2	709	81
SC	1,417,008.13	11	2.70	128,818.92	7.25	8.00	7.58	7.33	358	2	669	78
NV	1,404,400.00	7	2.67	200,628.57	7.25	7.88	7.50	7.18	358	2	658	80

Orig_LTV
0 =< ... < 50.01	149,944.34	2	0.29	74,972.17	7.38	7.50	7.44	7.19	358	2	692	32
50.01 =< ... < 60.01	212,000.00	2	0.40	106,000.00	7.38	7.63	7.47	7.22	358	2	625	58
60.01 =< ... < 70.01	879,747.38	8	1.67	109,968.42	7.25	8.50	7.39	7.13	358	2	650	67
70.01 =< ... < 80.01	46,475,062.55	246	88.48	188,923.02	7.25	8.63	7.52	7.27	358	2	675	80
80.01 =< ... < 90.01	1,700,345.57	16	3.24	106,271.60	7.25	10.00	7.98	7.42	354	3	659	88
90.01 =< ... < 100.01	3,106,337.20	21	5.91	147,920.82	7.25	8.75	7.77	7.49	358	2	715	95

Curr_Rate
7.25 =< ... < 7.5	24,690,378.61	132	47.01	187,048.32	7.25	7.49	7.31	7.04	358	2	681	80
7.5 =< ... < 7.75	14,807,967.88	80	28.19	185,099.60	7.50	7.63	7.55	7.30	358	2	674	80
7.75 =< ... < 8	8,844,664.81	48	16.84	184,263.85	7.75	7.88	7.81	7.56	357	2	670	81
8 =< ... < 8.25	1,096,360.08	9	2.09	121,817.79	8.00	8.13	8.03	7.72	358	2	674	82
8.25 =< ... < 8.5	1,636,868.09	14	3.12	116,919.15	8.25	8.38	8.31	8.02	358	2	669	83
8.5 =< ... < 8.75	1,191,093.27	9	2.27	132,343.70	8.50	8.63	8.51	8.26	357	3	652	84
8.75 =< ... < 9	213,860.00	2	0.41	106,930.00	8.75	8.75	8.75	8.50	360	0	692	94
10 =< ... < 10.25	42,244.30	1	0.08	42,244.30	10.00	10.00	10.00	9.12	237	3	657	90

Property_Type
Co-op	503,881.24	3	0.96	167,960.41	7.25	8.00	7.39	7.14	359	1	740	87
Condo	232,394.91	2	0.44	116,197.46	7.25	7.50	7.40	6.90	357	3	708	81
Condo - Low Rise <5 floors	2,621,016.76	17	4.99	154,177.46	7.25	8.50	7.72	7.47	358	2	676	81
Condo - Mid Rise 5-8 floors	1,063,043.00	6	2.02	177,173.83	7.25	8.50	7.46	7.21	359	1	661	80
PUD	14,106,555.00	64	26.86	220,414.92	7.25	8.50	7.54	7.29	357	2	674	81
Single Family Detached	28,481,806.90	165	54.23	172,617.01	7.25	8.75	7.54	7.29	358	2	677	80
Single Family Residence	3,778,369.23	30	7.19	125,945.64	7.25	10.00	7.53	7.13	356	3	677	80
Townhouse	1,736,370.00	8	3.31	217,046.25	7.38	8.25	7.56	7.31	358	2	667	81

Purpose
Purchase	40,942,815.98	222	77.95	184,427.10	7.25	8.75	7.51	7.26	358	2	683	81
Refinance - Cashout	8,869,249.54	59	16.89	150,326.26	7.25	10.00	7.73	7.42	358	2	652	79
Refinance - Rate Term	2,711,371.52	14	5.16	193,669.39	7.25	8.50	7.46	7.18	358	2	649	79

Occupancy
Primary	52,523,437.04	295	100.00	178,045.55	7.25	10.00	7.54	7.28	358	2	676	80

Orig_Term
240 =< ... < 252	141,844.30	2	0.27	70,922.15	7.88	10.00	8.51	8.07	237	3	663	83
360 =< ... < 372	52,381,592.74	293	99.73	178,776.77	7.25	8.75	7.54	7.28	358	2	676	80

Doc_Type
Full	2,551,477.56	21	4.86	121,498.93	7.25	10.00	7.51	7.07	356	2	645	81
No Asset Verification	144,800.00	1	0.28	144,800.00	7.50	7.50	7.50	7.25	358	2	676	80
No Doc (NINA)	17,160,548.07	108	32.67	158,893.96	7.25	8.75	7.68	7.43	357	2	697	81
No Income Verification	19,098,531.65	97	36.36	196,892.08	7.25	8.38	7.47	7.22	358	2	662	80
No Ratio	5,816,674.09	23	11.07	252,898.87	7.25	8.25	7.46	7.21	358	2	678	80
Stated / Stated	7,751,405.67	45	14.76	172,253.46	7.25	8.50	7.52	7.25	358	2	674	79

Fico
600 =< ... < 650	17,207,248.66	90	32.76	191,191.65	7.25	8.63	7.56	7.30	358	2	634	79
650 =< ... < 700	21,130,533.43	124	40.23	170,407.53	7.25	10.00	7.58	7.32	357	2	672	80
700 =< ... < 750	10,653,626.87	58	20.28	183,683.22	7.25	8.00	7.47	7.20	358	2	721	82
750 =< ... < 800	2,977,387.65	19	5.67	156,704.61	7.25	8.38	7.52	7.27	358	2	769	81
800 =< ... < 850	554,640.43	4	1.06	138,660.11	7.25	7.38	7.28	7.02	358	2	813	80

Prepay_Months
0	21,137,607.85	128	40.24	165,137.56	7.25	10.00	7.57	7.31	358	2	685	81
12	2,093,562.88	11	3.99	190,323.90	7.38	8.38	7.75	7.50	358	2	663	82
24	903,800.00	6	1.72	150,633.33	7.25	7.88	7.69	7.44	344	2	672	77
36	27,161,946.31	142	51.71	191,281.31	7.25	8.75	7.50	7.23	358	2	672	80
6	1,133,720.00	7	2.16	161,960.00	7.38	8.38	7.65	7.40	359	1	652	80
60	92,800.00	1	0.18	92,800.00	7.25	7.25	7.25	6.99	357	3	644	80

interest_only_period
0	36,461,850.04	219	69.42	166,492.47	7.25	10.00	7.57	7.30	358	2	671	80
120	15,909,587.00	75	30.29	212,127.83	7.25	8.75	7.49	7.24	358	2	688	80
84	152,000.00	1	0.29	152,000.00	7.25	7.25	7.25	6.42	358	2	705	95